                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:



[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                         One Liberty Properties, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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

                          ONE LIBERTY PROPERTIES, INC.
                              60 CUTTER MILL ROAD
                           GREAT NECK, NEW YORK 11021
                                 (516) 466-3100

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 23, 2003

                             ---------------------

     The Annual Meeting of Stockholders of One Liberty Properties, Inc. will be held at One Liberty's offices located at Suite 303, 60 Cutter Mill Road, Great Neck, NY on Monday, June 23, 2003 at 9:00 a.m. eastern time, for the following purposes:

          1. To elect three directors to hold office for a term expiring in 2006.

          2.  To approve the One Liberty Properties, Inc. 2003 Incentive Plan.

          3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditor for 2003.

          4. To transact any other business properly brought before the meeting.

     Holders of record at the close of business on April 24, 2003 will be entitled to notice of the annual meeting and may vote at the meeting and any adjournment thereof.

     To assure that your vote will be counted, please complete, date and sign the enclosed proxy card and return it in the enclosed prepaid envelope, whether or not you plan to attend the meeting. Registered holders can also vote by telephone by calling 1-800-PROXIES (776-9437) or via the Internet by accessing www.voteproxy.com. Telephone and internet voting information is provided on the proxy card. Your proxy may be revoked in the manner described in the accompanying proxy statement at any time before it has been voted at the meeting.

                                          By Order of the Board of Directors

                                          Mark H. Lundy, Secretary

Dated: April 28, 2003

                               TABLE OF CONTENTS

                                                               PAGE NO.
                                                               --------
General.....................................................       1
About the Meeting And Voting................................       1
Share Ownership of Certain Beneficial Owners, Directors and        4
  Officers..................................................
  Equity Compensation Plan Information......................       6
Election of Directors (Proposal 1)..........................       7
  Nominees for Election to serve until the 2006 Annual             7
     Meeting................................................
  Directors to Continue in Office until the 2005 Annual            8
     Meeting................................................
  Directors to Continue in Office until the 2004 Annual            8
     Meeting................................................
  Directors' Meetings; Compensation of Directors; Committees       8
     of the Board...........................................
  Compensation Committee Interlocks and Insider                    9
     Participation..........................................
One Liberty Properties, Inc. 2003 Incentive Plan (Proposal        10
  2)........................................................
  General...................................................      10
  Eligibility...............................................      10
  Administration of 2003 Incentive Plan.....................      10
  Options...................................................      11
  Restricted Shares.........................................      11
  Awards Generally..........................................      12
  Amendment and Termination of 2003 Incentive Plan..........      12
  Federal Income Tax Consequences of Awards Granted Under         12
     the Incentive Plan.....................................
  New Plan Benefits Table...................................      14
Ratification of Appointment of Independent Auditor (Proposal      15
  3)........................................................
  Audit and Other Fees......................................      15
  Audit Committee Pre-Approval Policies.....................      15
Report of the Audit Committee...............................      16
Executive Compensation......................................      17
  Summary Compensation Table................................      17
  One Liberty Pension Plan..................................      17
  Stock Options Granted, Exercised and Fiscal Year End            18
     Option Values..........................................
Report of Compensation Committee............................      18
Certain Relationships and Related Transactions..............      20
Section 16(a) Beneficial Ownership Reporting Compliance.....      21
Performance Graph...........................................      22
Additional Information......................................      23
Exhibit A -- One Liberty Properties, Inc. 2003 Incentive         A-1
  Plan......................................................

                          ONE LIBERTY PROPERTIES, INC.
                              60 CUTTER MILL ROAD
                           GREAT NECK, NEW YORK 11021

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                                    GENERAL

     Our board of directors is furnishing you with this proxy statement to solicit proxies on its behalf to be voted at the 2003 Annual Meeting of Stockholders of One Liberty Properties, Inc. The meeting will be held at our offices, Suite 303, 60 Cutter Mill Road, Great Neck, NY on June 23, 2003 at 9:00 a.m., eastern time. The proxies may also be voted at any adjournments or postponements of the meeting.

     The mailing address of our principal executive offices is Suite 303, 60 Cutter Mill Road, Great Neck, NY 11021. We are first sending the proxy materials to stockholders on or about April 28, 2003.

     All properly executed proxy cards, and all properly completed proxies submitted by telephone or by the Internet, that are delivered pursuant to this solicitation will be voted at the meeting in accordance with the directions given on the proxy, unless the proxy is revoked before the Meeting.

                          ABOUT THE MEETING AND VOTING

Q:  WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

A:  At our Annual Meeting stockholders will vote on the following matters:

     - the election of three directors (James J. Burns, Fredric H. Gould and Arthur Hurand);

     - the approval of the One Liberty Properties, Inc. 2003 Incentive Plan;

     - the ratification of the appointment of the independent auditor (Ernst & Young LLP) for 2003; and

     - such other matters as may properly come before the meeting.

Q:  WHO IS ENTITLED TO VOTE?

A: We are mailing this proxy statement on or about April 28, 2003 to our stockholders of record on April 24, 2003. The record date was established by our board of directors. Stockholders as of the close of business on the record date of April 24, 2003 are entitled to vote their shares of Common Stock and $16.50 Cumulative Convertible Preferred Stock held on that date. Each outstanding share of Common Stock is entitled to one vote and each outstanding share of Preferred Stock is entitled to one-half vote. The Common Stock and Preferred Stock will vote together as a single class. As of the record date there were outstanding and entitled to vote at the meeting 5,682,127 shares of Common Stock and 648,058 shares of Preferred Stock.

Q:  HOW DO I VOTE?

A: If your shares are held by a bank, broker or other nominee, please follow the instructions provided to you by such nominee. If you wish to vote at the Annual Meeting and your shares are held by a nominee, you must contact the nominee to obtain evidence of your ownership of our common or preferred stock as of the record date. If you hold your shares directly and complete, sign and date the accompanying proxy card and return it in the prepaid envelope, your shares will be voted confidentially and according to your instructions. If you do not mark any selections but return the signed proxy card, your shares will be voted by the proxies named on the proxy card in favor of the three nominees for election as directors, in favor of the One Liberty Properties,

Inc. 2003 Incentive Plan, in favor of the proposal to ratify the appointment of Ernst & Young LLP as the independent auditor for 2003, and as the proxy holders may determine in their discretion with respect to other matters that properly come before the meeting. The proxy of a stockholder who is a participant in our Dividend Reinvestment Plan will also serve as an instruction to vote the shares held for the account of the participant in the manner indicated on the proxy card. Registered holders (those who hold shares directly rather than through a bank or broker) can simplify their voting by calling 1-800-PROXIES (776-9437) or by accessing the Internet website www.voteproxy.com. Telephone voting information and internet voting information is provided on the proxy card. The internet and telephone voting facilities for stockholders of record will close at 12:01 a.m., eastern time on June 23, 2003. You should be aware that if you vote over the internet you may incur costs, such as telephone and internet access charges, for which you will be responsible. If you do vote by telephone or via the internet, it is not necessary to return your proxy card. If you attend the meeting, you may deliver your completed proxy or vote in person.

     If you wish to name as a proxy someone other than the proxies named on the proxy card, you may do so by crossing out the name of the designated proxies and inserting the name of another person. In that case it will be necessary to sign the proxy card and deliver it to the person so named and for the person so named to be present at and vote at the meeting. Proxy cards so marked should not be mailed to us or to American Stock Transfer and Trust Company.

Q:  WHO WILL COUNT THE VOTE?

A: Representatives of American Stock Transfer and Trust Company will tabulate the votes and act as inspector of elections.

Q:  CAN I REVOKE MY PROXY BEFORE IT IS EXERCISED?

A: If you hold stock directly in your name, you may revoke a proxy with a later dated, properly executed proxy (including an internet or telephone vote), or a written revocation delivered to our Secretary at any time before the polls for the meeting are closed. The proxy holders' powers may also be suspended if you attend the meeting and notify our Secretary at the meeting that you would like to change your vote or vote in person. If your stock is held in the name of a broker, bank or other nominee, you must contact such nominee and comply with the nominee's procedures if you want to revoke or change the instructions that you previously provided to the nominee. Attendance at the meeting will not automatically revoke a previously granted proxy.

Q:  WHAT CONSTITUTES A QUORUM?

A: A quorum must be present at the meeting for business to be conducted. A quorum is the presence in person or by proxy of stockholders holding a majority of the voting power. Abstentions and withhold-authority votes will be included for purposes of determining a quorum and for purposes of calculating the vote, but will have the same effect as a vote against a proposal. Broker non-votes will be included for purposes of determining a quorum, and have the same effect as a vote against the incentive plan proposal and against ratification of the selection of the independent auditor, but will have no effect on the outcome of the election of Directors. If you hold your shares through a bank, broker or other nominee, your shares may be voted even if you do not attend the Annual Meeting. Under the rules of the American Stock Exchange, nominees who do not receive voting instructions from beneficial owners will be permitted to vote on each of the proposals described in this proxy statement.

Q:  HOW MANY VOTES DOES IT TAKE TO APPROVE THE ITEMS TO BE VOTED UPON?

A: Directors are elected by the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy. This means that assuming a quorum is present at the meeting, the three director nominees will be elected if each receives a majority of the votes cast for directors. The affirmative vote of a majority of the outstanding shares having voting power, present in person or represented by proxy at the meeting, is required to approve the One Liberty Properties, Inc. 2003 Incentive Plan and to ratify the appointment of Ernst & Young LLP as the independent auditor for 2003.

Q:  WHO IS SOLICITING MY VOTE AND WHO PAYS THE COST?

A: Our board of directors is soliciting votes for the meeting and we will pay the entire cost of the solicitation, including preparing and mailing this proxy statement. We will reimburse banks, brokerage firms, custodians, nominees and fiduciaries for their reasonable expenses in sending proxy materials to the beneficial owners of shares of Common Stock and Preferred Stock. Proxies may also be solicited personally, by mail, by telephone, by facsimile or by telegraph, by our directors, officers or other employees, without remuneration other than regular compensation.

Q:  WHEN ARE STOCKHOLDER PROPOSALS DUE FOR THE YEAR 2004 ANNUAL MEETING?

A: If a stockholder wants a proposal to be included in our proxy statement for the 2004 annual meeting of stockholders, the proposal, in writing and addressed to our Secretary, must be received by us no later than December 30, 2003. Upon timely receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement in accordance with applicable regulations governing the solicitation of proxies.

     For any proposal that is not submitted for inclusion in next year's proxy statement, but is instead intended to be presented directly at the 2004 annual meeting, SEC rules permit us to exercise discretionary voting authority to the extent conferred by proxy if we:

     - receive notice of the proposal before March 14, 2004 and advise stockholders in the 2004 proxy statement of the nature of the proposal and how management intends to vote on such matter; or

     - do not receive notice of the proposal before March 14, 2004.

     Notices of intention to present proposals at our 2004 annual meeting should be submitted in writing and addressed to our Secretary.

Q:  WHAT OTHER INFORMATION ABOUT ONE LIBERTY IS AVAILABLE?

A: Stockholders can call (516) 466-3100 or write us at 60 Cutter Mill Road, Suite 303, Great Neck, NY 11021, Attention: Secretary to request a copy of our Annual Report on Form 10-K. This and other important information about us is also available on our web site which is available at www.onelibertyproperties.com. Our Annual Report to Stockholders accompanies this Proxy Statement.

      SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND OFFICERS

     The following table shows the Common Stock and Preferred Stock ownership of all persons known to own beneficially 5% or more of our voting power, all directors and nominees for election as directors, each executive officer named in the Summary Compensation Table and directors and executive officers as a group as of the record date for the Meeting. There were 5,682,127 shares of Common Stock and 648,058 shares of Preferred Stock outstanding on the record date.

                                                     COMMON STOCK   PREFERRED STOCK     PERCENT OF
NAME                                                   OWNED(1)        OWNED(1)        VOTING POWER
----                                                 ------------   ---------------    ------------
Gould Investors L.P.(2)............................       667,397            0             11.1%
Joseph A. Amato....................................             0            0               --
  615 Route 32
  Highland Mills, NY 10930-0503
James J. Burns.....................................         2,000            0                *
  535 Madison Avenue/26th Floor
  New York, NY 10022
Charles Biederman..................................         5,000            0                *
  5 Sunset Drive
  Englewood, CO 80110
Patrick J. Callan, Jr..............................         1,000            0                *
  3333 New Hyde Park Road
  Suite 310
  New Hyde Park, NY 11040-0020
Jeffrey Fishman(2).................................        18,887            0                *
Fredric H. Gould(2)(3).............................     1,132,736(4)      7,872(4)         18.9%
Jeffrey A. Gould(2)................................       138,552(5)      4,002(5)          2.3%
Matthew J. Gould(2)(3).............................       845,126(6)      8,900(6)         14.1%
Mark H. Lundy(2)...................................        20,088          200                *
Arthur Hurand......................................        45,736            0                *
  4100 Pier North Blvd
  Suite C
  Flint, MI 48504
Marshall Rose......................................       158,769(7)          0             2.6%
  667 Madison Avenue
  New York, NY 10021
Third Avenue Management LLC........................       368,025            0              6.1%
  767 Third Avenue
  New York, NY 10017(8)
Putnam, LLC........................................       387,217            0              6.4%
  d/b/a Putnam Investments
  One Post Office Square
  Boston, Massachusetts 02109(9)
Directors and officers as a group..................     1,902,264       35,324             32.0%
(19 individuals)(10)(11)

---------------

  *  Less than 1%

 (1) Securities are listed as beneficially owned by a person who directly or indirectly holds or shares the power to vote or to dispose of the securities, whether or not the person has an economic interest in the securities. In addition, a person is deemed a beneficial owner if he has the right to acquire beneficial ownership of shares within 60 days, whether upon the exercise of a stock option or otherwise.

 (2) Address is 60 Cutter Mill Road, Great Neck, NY 11021.

 (3) Fredric H. Gould is sole shareholder, sole director and chairman of the board of the corporate managing general partner of Gould Investors L.P. and sole member of a limited liability company which is the other general partner of Gould Investors L.P. Matthew J. Gould is president of the corporate managing general partner of Gould Investors L.P.

 (4) Includes 252,046 shares of Common Stock owned directly, 667,397 shares of Common Stock owned by Gould Investors L.P. and 213,293 shares of Common Stock owned by entities and trusts over which Mr. Gould has sole or shared voting and dispositive power. Includes 7,500 shares of Preferred Stock owned by trusts over which Mr. Gould has shared voting and dispositive power. Does not include 47,566 shares of Common Stock and 2,800 shares of Preferred Stock owned by Mr. Gould's spouse, as to which shares Mr. Gould disclaims any beneficial interest.

 (5) Includes 131,833 shares of Common Stock and 3,137 shares of Preferred Stock owned directly and 6,719 shares of Common Stock and 865 shares of Preferred Stock owned as custodian for minor children (as to which shares Mr. Gould disclaims any beneficial interest). Does not include 2,228 shares of Common Stock owned by Mr. Gould's spouse, as to which shares Mr. Gould disclaims any beneficial interest.

 (6) Includes 156,696 shares of Common Stock owned directly, 21,033 shares of Common Stock owned as custodian for minor children (as to which shares Mr. Gould disclaims any beneficial interest) and 667,397 shares of Common Stock owned by Gould Investors L.P. With respect to the Preferred Stock, 6,700 shares are owned directly and 2,200 shares are owned as custodian for minor children (as to which shares Mr. Gould disclaims any beneficial interest). Does not include 3,552 shares of Common Stock owned by Mr. Gould's spouse, as to which shares Mr. Gould disclaims any beneficial interest.

 (7) Includes 23,148 shares of Common Stock owned directly and 135,621 shares of Common Stock owned by entities and trusts over which Mr. Rose has sole or shared voting and dispositive power.

 (8) Third Avenue Management LLC, an investment adviser registered under the Investment Advisers Act of 1940, has reported beneficial ownership of 368,025 shares of Common Stock, with respect to which it has sole power to vote 367,425 shares and sole power to dispose of 368,025 shares. The above information has been obtained from a Schedule 13 G/A filed with the Securities and Exchange Commission.

 (9) Putnam, LLC d/b/a Putnam Investments, an investment adviser registered under the Investment Advisers Act of 1940, on behalf of itself, Marsh & McLennan Companies, Inc., Putnam Investment Management, LLC and the Putnam Advisory Company, LLC has reported beneficial ownership of 387,217 shares of Common Stock by Putnam, LLC d/b/a Putnam Investments and 387,217 shares by the Putnam Advisory Company, LLC, with respect to which they have shared power to vote 231,739 shares and shared power to dispose of 387,217 shares. The above information has been obtained from a Schedule 13G filed with the Securities and Exchange Commission.

(10) This total is qualified by notes (2) through (7).

(11) Includes an aggregate of 60,910 shares of Common Stock, which underlie options.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2002 with respect to shares of Common Stock that may be issued under the One Liberty Properties, Inc. 1989 Stock Option Plan and 1996 Stock Option Plan.

     The table does not include information about the proposed One Liberty Properties, Inc. 2003 Incentive Plan being submitted for stockholder approval at the Annual Meeting.

                                                                                            NUMBER OF
                                                                                            SECURITIES
                                                                                            REMAINING
                                                                                          AVAILABLE FOR
                                                                         WEIGHTED-       FUTURE ISSUANCE
                                                                      AVERAGE EXERCISE     UNDER EQUITY
                                               NUMBER OF SECURITIES       PRICE OF         COMPENSATION
                                                TO BE ISSUED UPON       OUTSTANDING      PLANS(EXCLUDING
                                                   EXERCISE OF            OPTIONS,          SECURITIES
                                               OUTSTANDING OPTIONS,     WARRANTS AND       REFLECTED IN
                                               WARRANTS AND RIGHTS         RIGHTS           COLUMN(A))
                                               --------------------   ----------------   ----------------
                                                       (A)                  (B)                (C)
Equity compensation plans approved by
  security holders...........................        142,302               $12.56             85,000(1)
Equity compensation plans not approved by
  security holders...........................              0                    0                  0
                                                     -------               ------             ------
  Total......................................        142,302               $12.56             85,000(1)

---------------

(1) No options are available for grant under the 1989 Stock Option Plan. If the 2003 Incentive Plan is approved by stockholders no further options will be granted under the 1996 Stock Option Plan.

                             ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

     Pursuant to our by-laws, the number of directors was fixed at nine by our board of directors. The board is divided into three classes. Each class is elected to serve a three year term and classes are elected on a staggered basis. The terms of James J. Burns, Fredric H. Gould and Arthur Hurand expire at the 2003 Annual Meeting. Each has been nominated by the board of directors to stand for reelection at the meeting to hold office until our 2006 Annual Meeting and until his successor is elected and qualifies. Six other individuals serve as directors but are not standing for election because their terms extend past the date of the Annual Meeting. Proxies will not be voted for a greater number of persons than the number of nominees named in the proxy statement.

     It is not contemplated that any of the nominees will be unable to stand for election. Should any nominee become unavailable for election, all proxies (except proxies marked to the contrary) will be voted for the election of a substitute nominee nominated by the board of directors.

     If any director is unable to serve his full term, the board, by majority vote of the directors then in office, may designate a substitute. The director chosen by the board shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been elected expires.

     The affirmative vote of a plurality of the voting power of stockholders present in person or represented by proxy at the meeting is required for the election of each nominee for director.

     The following table sets forth certain information regarding the nominees for director:

NOMINEES FOR ELECTION TO SERVE UNTIL THE 2006 ANNUAL MEETING

                                                  PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
NAME AND AGE                                  AND OTHER DIRECTORSHIPS OR SIGNIFICANT AFFILIATIONS
------------                                  ---------------------------------------------------
James J. Burns                              Director since June 2000; Senior Vice President and
63 Years                                    Chief Financial Officer of Wellsford Real Properties,
                                            Inc., a real estate merchant banking company, from
                                            October 1999 to the present; Partner of Ernst & Young
                                            LLP, certified public accountants, from June 1995 to
                                            September 1999; Director of Cedar Income Fund Ltd., a
                                            publicly traded real estate investment trust engaged in
                                            the ownership, management and leasing of retail
                                            properties.

Fredric H. Gould*                           Chairman of the Board of our Company since June 1989 and
67 Years                                    Chief Executive Officer from December 1999 to December
                                            2001; Chairman of Georgetown Partners, Inc., the
                                            managing general partner of Gould Investors L.P., a
                                            limited partnership primarily engaged in real estate
                                            ownership; Chairman of the Board of BRT Realty Trust, a
                                            real estate investment trust engaged in mortgage
                                            lending, and President of REIT Management Corp., advisor
                                            to BRT Realty Trust; Director of EastGroup Properties,
                                            Inc., a real estate investment trust engaged in the
                                            acquisition, ownership and development of industrial
                                            properties.

Arthur Hurand                               Director since June 1989; Private investor; Trustee of
86 Years                                    BRT Realty Trust.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF JAMES J. BURNS, FREDRIC H. GOULD AND ARTHUR HURAND AS DIRECTORS TO SERVE UNTIL THE 2006 ANNUAL MEETING. THE PERSONS NAMED IN THE PROXY CARD INTEND TO VOTE SUCH PROXY FOR THE ELECTION OF JAMES J. BURNS, FREDRIC H. GOULD AND ARTHUR HURAND, UNLESS YOU INDICATE THAT YOUR VOTE SHOULD BE WITHHELD.

     The following table sets forth information regarding directors whose terms will continue after the date of the Annual Meeting:

DIRECTORS TO CONTINUE IN OFFICE UNTIL THE 2005 ANNUAL MEETING

Charles Biederman
69 Years Director since June 1989; Real estate developer; Principal -- Sunstone Hotel Investors LLC from November 1999 to present; Executive Vice President of Sunstone Hotel Investors Inc. from September 1994 to November 1999 and Vice Chairman from January 1998 to November 1999.

Patrick J. Callan, Jr.
41 Years Vice President of Real Estate for Kimco Realty Corporation, a real estate investment trust which owns and operates neighborhood and community shopping centers, since May, 1998; Director of Real Estate for Kimco Realty Corporation from November 1990 to May 1998.

Marshall Rose
66 Years Director since June 1989; Real estate developer; Chairman of The Georgetown Group, Inc., a real estate consultant and investor; Director of Estee Lauder, Inc.; Chairman Emeritus of the New York Public Library.

DIRECTORS TO CONTINUE IN OFFICE UNTIL THE 2004 ANNUAL MEETING

Joseph A. Amato
68 Years Director since June 1989; Real estate developer; President and sole shareholder of the Kent Companies Inc., an owner, manager and developer of income producing real estate.

Jeffrey A. Gould*
37 Years Director since December 1999; Senior Vice President of our Company since December 1999; President and Chief Executive Officer of BRT Realty Trust since January 1, 2002 and President and Chief Operating Officer from March 1996 to December 31, 2001; Trustee of BRT Realty Trust; Senior Vice President of Georgetown Partners, Inc. since March, 1996.

Matthew J. Gould*
43 Years Director since December 1999; President and Chief Executive Officer of our Company from June, 1989 to December, 1999 and a Senior Vice President of our Company since December, 1999; President of Georgetown Partners, Inc.; Trustee and Senior Vice President of BRT Realty Trust.

* Fredric H. Gould is the father of Jeffrey A. Gould and Matthew J. Gould.

DIRECTORS' MEETINGS; COMPENSATION OF DIRECTORS; COMMITTEES OF THE BOARD

     Our board of directors holds quarterly meetings. When appropriate, directors take action by unanimous consent. In 2002 the board of directors held four meetings and transacted business on two occasions by unanimous consent. Each director attended all of the meetings of the board of directors during 2002 except that Joseph A. Amato was not in attendance at one meeting.

     Messrs. James J. Burns, Charles Biederman and Joseph A. Amato constitute the Audit Committee and the Compensation Committee. The Audit Committee reviews the scope and results of the annual audit, the quarterly financial statements, the adequacy of internal accounting and financial controls, our real estate investment trust status, the professional services furnished by the independent auditor, the independence of the independent auditor, and selects the independent auditor. The Audit Committee met four times in 2002 and has selected Ernst & Young LLP as our independent auditor for the year ending December 31, 2003. In 2002 each member of the Audit Committee attended all of the committee's meetings.

     The Compensation Committee is responsible for setting and administering the policies which govern compensation for executive officers and for administering all aspects of the Stock Option Plans. The Compensation Committee held one meeting in 2002. Each member of the Compensation Committee attended the committee's meeting.

     In 2002 we did not have a nominating committee or any committee performing similar functions. A nominating committee will be formed in 2003.

     Each independent non-employee director was paid an annual retainer of $15,000 for services as a director in 2002. Each committee member received an annual retainer of $4,000 for services as a committee member in 2002 and the chairman of a committee received an additional annual retainer of $1,000. The Chairman of the Board, who is not an independent director, receives an annual fee of $50,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of our Compensation Committee is a current or former officer or employee of One Liberty. In addition, during the fiscal year ended December 31, 2002, none of our executive officers (i) served as a member of the compensation committee of another entity, one of whose executive officers served on our compensation committee, (ii) served as a director of another entity, one of whose executive officers served on our compensation committee or (iii) was a member of the compensation committee of another entity, one of whose executive officers serves as one of our directors.

                          ONE LIBERTY PROPERTIES, INC.
                              2003 INCENTIVE PLAN
                                  (PROPOSAL 2)

GENERAL

     The Board of Directors has approved the adoption of the One Liberty Properties, Inc. 2003 Incentive Plan which, subject to stockholder approval, authorizes the grant of the following equity-based incentives ("Awards"): options intended to qualify as incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended; non-statutory stock options; and restricted shares. We currently have in place the 1989 Stock Option Plan and the 1996 Stock Option Plan pursuant to which, as of April 24, 2003, options to purchase 104,489 shares of Common Stock are outstanding and 85,000 shares of Common Stock are available for future option grants. Pursuant to the terms of the 1989 Stock Option Plan no further options can be granted. If the 2003 Incentive Plan is approved by stockholders, no further options will be granted under the 1996 Stock Option Plan. The maximum number of shares of Common Stock that may be subject to Awards granted under the 2003 Incentive Plan is 275,000 shares of Common Stock. As of April 23, 2003 the closing price of the shares of Common Stock on the American Stock Exchange was $17 per share.

     The purpose of the 2003 Incentive Plan is to advance the interests and promote the success of One Liberty by providing an opportunity to selected employees, officers, directors and consultants to share in the growth and prosperity of the Company by providing them with an opportunity to increase their ownership of shares of Common Stock through Awards granted under the Plan. The Board of Directors believes that providing such opportunities assists in the attraction, retention and motivation of qualified employees, officers, directors and consultants and provides such persons with additional incentive to devote their best efforts to pursue the financial success of our Company. Accordingly, the Board of Directors believes that the adoption of the 2003 Incentive Plan is in the best interests of One Liberty Properties, Inc.

     The complete text of the 2003 Incentive Plan is set forth as Exhibit A to this Proxy Statement.

ELIGIBILITY

     The 2003 Incentive Plan authorizes the discretionary grant of options intended to qualify as incentive stock options to all employees and the discretionary grant of other types of Awards to all employees, officers, directors and consultants. There are presently 11 executive officers, six non-employee directors and 3 employees or persons who provide services to us who will be eligible to receive Awards under the 2003 Incentive Plan. The maximum number of shares of Common Stock with respect to which options may be granted to any individual under the 2003 Incentive Plan during any calendar year is 20,000 and the maximum number of shares of Common Stock with respect to which all other Awards may be granted to any individual under the Plan during any calendar year is 15,000.

     The 2003 Incentive Plan will remain in effect, subject to the Board of Directors right to terminate it earlier under certain circumstances, until all shares of Common Stock subject to the 2003 Incentive Plan have been purchased or acquired pursuant to the provisions of the 2003 Incentive Plan. However, no Awards may be made after ten years from the effective date of the 2003 Incentive Plan (the date on which the 2003 Incentive Plan is approved by the stockholders).

ADMINISTRATION OF 2003 INCENTIVE PLAN

     The 2003 Incentive Plan provides that it is to be administered by the Compensation Committee of the Board of Directors, all of the members of which must be non-employee directors and outside directors under Treasury Regulation
Section 162(m) and Section 16b-3 of the Exchange Act. The Compensation Committee has the full power and authority to grant to eligible persons the Awards described below and determine the terms and conditions under which Awards are made. The Compensation Committee will establish the period of time within which options may be exercised and the restriction period for restricted shares. It has been the policy of the Committee with respect to previously granted options to provide that they are not exercisable for a period of time and thereafter in specified amounts, on a cumulative basis, over the term of the option (e.g.

25% in the second year, 25% in the third year, etc.). It is expected that this policy will be continued with respect to any options granted under the 2003 Incentive Plan. We have not previously issued restricted shares. The Committee will impose a five year vesting period on the initial grant of restricted shares.

     The Compensation Committee may grant incentive stock options, non-statutory stock options and restricted shares or any combination of the foregoing. Shares of Common Stock will be made available from either our authorized but unissued shares or shares that have been issued but reacquired by One Liberty. Shares of Common Stock that are subject to (i) any Award that expires, terminates or is annulled for any reason without having been exercised and (ii) any Award of restricted shares that is forfeited prior to becoming vested, will once again be available for distribution under the 2003 Incentive Plan.

     The Compensation Committee also has the power to:

     - interpret the 2003 Incentive Plan and adopt any rules, regulations and guidelines for carrying out the Plan that it believes are proper;

     - correct any defect or supply any omission or reconcile any inconsistency in the 2003 Incentive Plan or related documents;

     - determine the form and terms of the Awards made under the 2003 Incentive Plan, including persons eligible to receive Awards and the number of shares or other consideration subject to Awards; and

     - provide that option exercise prices may be paid in cash, by check, and by shares of Common Stock or any combination of the foregoing.

OPTIONS

     Stock Options entitle the holder to purchase a specified number of shares of Common Stock at a specified exercise price subject to the terms and conditions of the option grant. The option price per share of all incentive stock options must be at least 100% of the fair market value per share of Common Stock on the date of grant. The aggregate fair market value of shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year cannot exceed $100,000. To the extent that the fair market value of shares of Common Stock with respect to which incentive stock options become exercisable for the first time during any calendar year exceeds $100,000, the portion in excess of $100,000 will be treated as a non-statutory option. If an optionee owns more than 10% of our outstanding shares of Common Stock at the time the optionee is granted an incentive stock option, the option price per share cannot be less than 110% of the fair market value per share on the date of grant and the term of the option cannot exceed five years.

     Non-statutory options may not be granted at an exercise price per share that is less than 85% of the fair market value of one share of Common Stock on the date of the grant.

RESTRICTED SHARES

     Restricted Shares are shares of Common Stock that become vested and may be transferred upon completion of a specified restriction. Shares of Common Stock covered by awards of restricted shares will be issued at the beginning of the restriction period and the Compensation Committee shall designate the vesting date or dates for each award of restricted shares, and may prescribe other restrictions, terms and conditions applicable to the vesting of such restricted shares. The stock certificate or certificates representing restricted shares shall be registered in the name of the holder to whom such restricted shares shall have been awarded. During the restriction period certificates representing the restricted shares shall bear a restrictive legend to the effect that ownership of the restricted shares and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the 2003 Incentive Plan and the applicable agreement entered into between the holder and One Liberty. The certificate will remain in the custody of One Liberty or its designee endorsed in blank so as to permit the retransfer to One Liberty of all or any portion of the restricted shares that is forfeited or otherwise does not become vested in accordance with the 2003 Incentive Plan or the applicable agreement. The holder of restricted shares will have the right to vote such restricted shares and to receive and retain cash distributions paid or distributed on such restricted shares and to exercise all of the rights, powers and privileges of a holder of shares of Common Stock with respect to such restricted shares, except that unless otherwise determined by the Compensation Committee and provided in the applicable agreement, the holder will not be entitled to delivery of the stock certificate representing the restricted shares until the restriction period has expired and unless all other vesting requirements with respect thereto have been fulfilled or waived.

AWARDS GENERALLY

     The Awards described above may be granted either individually or in combination with each other. Under certain conditions, including when a change in control occurs, options will become immediately exercisable and the restrictions on restricted shares will lapse, unless individual agreements provide otherwise.

AMENDMENT AND TERMINATION OF 2003 INCENTIVE PLAN

     The Compensation Committee may terminate the 2003 Incentive Plan at any time prior to the tenth anniversary of the date the Plan becomes effective. The Compensation Committee may also suspend, discontinue, modify or amend the 2003 Incentive Plan at any time prior to the tenth anniversary of the date the Incentive Plan became effective. However, before an amendment can be made that would adversely affect a participant who has already been granted an Award, the participant's consent must be obtained.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS GRANTED UNDER THE INCENTIVE PLAN

     The following is a summary of the United States Federal Income Tax consequences that generally will arise with respect to Awards granted under the 2003 Incentive Plan and with respect to the sale of any shares of Common Stock acquired under the 2003 Incentive Plan.

  INCENTIVE STOCK OPTIONS

     In general, a participant will not recognize taxable income upon the grant or exercise of any incentive stock option. Instead a participant will recognize taxable income with respect to incentive stock option only upon the sale of shares of Common Stock acquired through the exercise of the option. The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

     Generally, the tax consequences of selling shares of Common Stock acquired upon the exercise of an incentive stock option will vary with the length of time that the participant has owned the shares of Common Stock at the time it is sold. If the participant sells shares of Common Stock acquired upon the exercise of an incentive stock option after having owned it for more than two years from the date the option was granted and one year from the date the option was exercised, then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the shares of Common Stock sold over the exercise price.

     If the participant sells shares of Common Stock acquired upon the exercise of incentive stock options for more than the exercise price prior to having owned it for more than two years from the date the option was granted and one year from the date the option was exercised (a disqualifying disposition) then the participant will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the shares acquired on the date of exercise (or, if less, the sale price of the shares) and the exercise price and the remaining gain, if any, will be capital gain. The capital gain will be a long-term gain if the participant held the shares for more then one year prior to the date of sale.

     If a participant sells shares of stock acquired upon the exercise of an incentive stock option for less than the exercise price, then the participant will recognize a capital loss in an amount equal to the excess of the exercise price over the sale price of the shares.

     The capital loss will be a long-term loss if the participant has held the shares for more than one year prior to the date of sale.

  NON-STATUTORY STOCK OPTIONS

     As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-statutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares of Common Stock acquired through the exercise of the option on the date the option was exercised over the exercise price.

     With respect to any shares of Common Stock acquired upon the exercise of a non-statutory option, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling the shares, a participant will generally recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares and the participant's tax basis in the shares. The capital gain or loss will be a long-term capital gain or loss if the participant has held the shares for more than one year prior to the date of the sale and will be short-term capital gain or loss if the participant held the shares for a shorter period.

  RESTRICTED SHARES

     A participant will not recognize taxable income upon the grant of an award of restricted shares unless the participant makes an election under Section 83(b) of the Internal Revenue Code. If the participant makes a Section 83(b) election within 30 days of the date the restricted shares are granted, then the participant will recognize ordinary compensation income, for the year in which the award is granted, in an amount equal to the excess of the fair market value of the shares of Common Stock at the time the award is granted over the purchase price, if any, paid for the shares of Common Stock. If such election is made and the participant subsequently forfeits some or all of the shares, then the participant generally will not be entitled to any refund of taxes paid as a result of the Section 83(b) election, and may take a loss only with respect to the amount actually paid for the shares. If a Section 83(b) election is not made, then the participant will recognize ordinary compensation income at the time that the forfeiture provisions or restrictions on transfer lapse in an amount equal to the excess of the fair market value of the shares of Common Stock at the time of such lapse over the original price paid for the shares of Common Stock, if any. The participant will have a tax basis in the shares of Common Stock acquired equal to the sum of the price paid, if any, and the amount of ordinary compensation income recognized at the time the Section 83(b) election is made or at the time the forfeiture provisions or transfer restrictions lapse, as is applicable.

     Upon the disposition of shares of Common Stock acquired pursuant to an award of restricted shares, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the shares of Common Stock and the participant's tax basis in the shares of Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) election is not made, or on the date after the award is granted if the Section 83(b) election is made.

     The foregoing is a summary discussion of certain United States Federal Income Tax Consequences to certain participants under the Code and should not be construed as legal, tax, or investment advice. All participants should consult their own tax advisers as to the specific tax consequences applicable to them, including federal, state and local tax laws.

  CONSEQUENCES TO ONE LIBERTY PROPERTIES, INC.

     The grant of an award under the 2003 Incentive Plan will have no tax consequences to us. Moreover in general neither the exercise of an incentive stock option acquired under the 2003 Incentive Plan nor the sale of any shares of Common Stock acquired under the 2003 Incentive Plan will have any tax consequences to us. We generally will be entitled to a business expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 2003 Incentive Plan, including in connection with an award of restricted shares or as a result of the exercise of a non-statutory stock option or a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue

Code, to the extent applicable. Options and certain other awards granted under the 2003 Incentive Plan may qualify as qualified performance based compensation and as such would not be subject to the $1 million limitation in that section.

NEW PLAN BENEFITS TABLE

     The following table sets forth the Awards under the 2003 Incentive Plan that, subject to approval of the 2003 Incentive Plan by stockholders, we intend to grant to:

     - each of the executive officers named in the Summary Compensation Table;

     - all current executive officers as a group;

     - all current directors who are not executive officers as a group; and

     - all employees, including all current officers who are not executive officers, as a group.

NAME AND POSITION                                   DOLLAR VALUE ($)(1)   NUMBER OF UNITS(2)
-----------------                                   -------------------   -------------------
Fredric H. Gould, Chairman........................       $ 37,400                2,200
Jeffrey Fishman, President and CEO................       $ 37,400                2,200
Mark H. Lundy, Vice President.....................       $ 37,400                2,200
Executive Group (11 persons)......................       $324,700               19,100
Non-Executive Director Group......................       $ 76,500                4,500
Non-Executive Officer Employee Group..............       $ 46,750                2,750

---------------

(1) The value has been computed based on the closing price for the shares of Common Stock on the American Stock Exchange on April 23, 2003.

(2) The Awards will be made by delivery of restricted shares. The Compensation Committee intends to establish a five year vesting period for the restricted shares to be delivered pursuant to the 2003 Incentive Plan.

     The affirmative vote of the holders of a majority of the outstanding shares of voting stock present at the Annual Meeting, in person or by proxy, is required to adopt the One Liberty Properties, Inc. 2003 Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE ONE LIBERTY PROPERTIES, INC. 2003 INCENTIVE PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

                          RATIFICATION OF APPOINTMENT
                                       OF
                              INDEPENDENT AUDITOR

                                  (PROPOSAL 3)

     The Audit Committee and the Board of Directors is seeking the ratification of the appointment of Ernst & Young LLP as independent auditor for the fiscal year ending December 31, 2003. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     We are not required to have our stockholders ratify the selection of Ernst & Young LLP, as our independent auditor. We are doing so, because we believe it is a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP but may retain such independent auditor. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of One Liberty and its stockholders.

     The affirmative vote of the holders of a majority of outstanding shares of voting stock present at the Annual Meeting, in person or by proxy, is required to ratify the appointment of Ernst & Young LLP as independent auditor for the fiscal year ending December 31, 2003.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITOR FOR 2003. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

AUDIT AND OTHER FEES

     The following is a description of the fees billed to us by Ernst & Young
LLP:

     - Audit Fees -- Audit fees paid and/or billed to us in connection with the audit of our annual financial statements for the years ended December 31, 2002 and 2001 and review of the interim financial statements included in our Quarterly Reports on Form 10-Q during the years ended December 31, 2002 and 2001 was $74,000 and $66,000, respectively.

     - Tax fees billed by Ernst & Young LLP during the years ended December 31, 2002 and 2001 for tax related services was $25,000 and $15,000, respectively. These services included advice relating to compliance with the Internal Revenue Code and regulations thereunder applicable to real estate investment trusts, advice concerning certain state franchise tax requirements and assistance in the preparation of our federal tax return.

AUDIT COMMITTEE PRE-APPROVAL POLICIES

     With regard to audit and audit related services the Audit Committee will review the annual audit plan and approve the estimated annual audit budget in advance.

     With respect to "Tax Services", the Committee will approve in advance the expenditure of an estimated annual amount. Any cost in excess of the approved estimated annual amount will require express prior approval of the Audit Committee. The Chief Financial Officer of the Company has the authority to approve any tax services to be provided by the auditor if the cost does not exceed the approved estimated amount and if such services relate to compliance with the Internal Revenue Code and regulations thereunder applicable to real estate investment trusts, advice concerning state franchise tax requirements, or assistance in the preparation of the federal income tax return. The provision of any other tax services will require prior approval by the Committee.

     With regard to other services and fees to be provided by the auditor the Committee will review a description of such services and an estimate of the fees. The Committee must approve the provision of such services in advance.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the board of directors is comprised of three independent directors and operates under a written charter adopted by the board. The Committee is appointed by the board to assist the board in its oversight function by monitoring, among other things, the Company's financial reporting process, the independence of the auditor, and the performance of the independent auditor and the Company's internal accounting department. It is the responsibility of the Company's executive management to prepare financial statements in accordance with generally accepted accounting principles and of the independent auditor to audit those financial statements.

     In this context, the Committee met four times during the year ending December 31, 2002 and held discussions with management and the independent auditor. Management represented to the Committee that the Company's year end consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee reviewed and discussed the consolidated financial statements with management and the independent auditor. The Committee also reviewed with management its disclosure controls and procedures and the certifications provided by the Company's Chief Executive Officer and Chief Financial Officer under the Sarbanes-Oxley Act of 2002. The Committee met with management and the independent auditor to review the unaudited quarterly financial statements prior to filing each Form 10-Q with the Securities and Exchange Commission and issuance of each quarterly earnings press release. The Committee discusses with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committee).

     In addition, the Committee discussed with the independent auditor the auditor's independence from the Company and its management, and has received the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees). The Committee has reviewed the auditor's fees, both for performing the audit and for non-audit services and, considered whether the provision of non-audit services by the independent auditor is compatible with maintaining the auditor's independence and concluded that it is compatible. The Committee has approved the retention of Ernst & Young LLP as independent auditor for 2003.

     Further, the Committee meets with the independent auditor, with and without management present, to discuss the results of the independent auditor's examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based on the reviews and discussions referred to above, the Committee recommended that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

     Each of the members of the Audit Committee is independent as defined under the listing standards of the American Stock Exchange.
                                          Respectfully submitted
                                          Audit Committee
                                          Charles Biederman, Chairman
                                          Joseph A. Amato
                                          James J. Burns

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following summary compensation table includes information with respect to compensation paid and accrued for services rendered in all capacities during the fiscal years ended December 31, 2002, 2001 and 2000 for our chief executive officer and for our other executive officers whose compensation exceeded $100,000 for the fiscal year ended December 31, 2002. No executive officer, other than Jeffrey Fishman and Mark H. Lundy, received, directly or indirectly, annual compensation in 2002, 2001 or 2000 in excess of $100,000.

                                                                     LONG TERM
                                                                   COMPENSATION
                                                                      AWARDS
                                                                    SECURITIES/
                                          ANNUAL COMPENSATION       UNDERLYING
                                       -------------------------   OPTIONAL SARS      ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR   SALARY $   BONUS $        (#)        COMPENSATION ($)
---------------------------            ----   --------   -------   -------------   ----------------
Jeffrey Fishman(1)...................  2002    250,000   $75,000(2)        --          $30,000(3)
  President and                        2001    200,000   $50,000(2)     5,000          $25,500(3)
  Chief Executive Officer              2000    200,000        --       4,250           $25,500(3)
Mark H. Lundy(4).....................  2002   $108,953        --          --                --
  Vice President                       2001      4,858        --       5,000                --
  And Secretary                        2000         --        --       4,250                --

---------------

(1) Mr. Fishman served as president and chief operating officer in 2000 and 2001. He was designated chief executive officer effective January 1, 2002. Reference is made to the caption "Certain Relationships and Related Transactions" for a discussion of compensation paid to Mr. Fishman by affiliated entities.

(2) A bonus of $75,000 was authorized by the Compensation Committee at its March 2003 meeting and a bonus of $50,000 was authorized by the Committee at its March 2002 meeting. These bonuses, granted in recognition of the Company's progress and success in 2002 and 2001, respectively, are paid in 2003 and 2002, respectively, and taken into account in computing 2003 and 2002 earnings, respectively.

(3) We do not have any profit sharing plan, but we have a Stock Option Plan and a Pension Plan (see below). The items in the "All Other Compensation" column represent contributions made under our Pension Plan. The only other type of Other Annual Compensation for Mr. Fishman was in the form of perquisites and was less than the level required for reporting.

(4) Mark H. Lundy does not receive compensation directly from One Liberty. He is compensated by Gould Investors L.P. and related entities and his salary is allocated to One Liberty pursuant to a shared services agreement. This amount reflects One Liberty's allocation of Mr. Lundy's salary. Mr. Lundy performs legal services on behalf of the Company and its unconsolidated joint ventures. The $108,753 does not give effect to a $75,000 reimbursement received by the Company from an unconsolidated joint venture for legal services provided by the Company to the joint venture, a major portion of which was provided by Mr. Lundy.

ONE LIBERTY PENSION PLAN

     We have adopted a non-contributory defined contribution pension plan covering employees. The pension plan is administered by Fredric H. Gould, Simeon Brinberg and David W. Kalish (Messrs. Brinberg and Kalish are non-director officers). Annual contributions are based on 15% of an employee's annual earnings, not to exceed $30,000 per employee. Partial vesting commences one year after employment, increasing annually until full vesting is achieved at the completion of five years of employment. The method of payment of benefits to participants upon retirement is determined solely by the participant, who may elect a lump sum payment or the purchase of an annuity, the amount of which is determined primarily by the amount of contributions and the results of the Plan's investments. For the year ended December 31, 2002, $30,000 was contributed for the benefit of Jeffrey Fishman with three years of credited service. The aggregate amount accumulated to date for Mr. Fishman is approximately $82,000.

STOCK OPTIONS GRANTED, EXERCISED AND FISCAL YEAR END OPTION VALUES

     The board of directors adopted a stock option plan on October 16, 1989 covering 225,000 shares and a stock option plan on December 6, 1996 covering 125,000 shares. In March 2001, the Board of Directors approved an increase in the number of the shares covered by the 1996 Plan to 225,000 shares. Both plans and the amendment to the 1996 Plan have been approved by stockholders. Options are granted at per share exercise prices at least equal to the fair market value on the date of grant. Neither the 1989 Plan nor the 1996 Plan provides for stock appreciation rights. No additional options can be granted under the 1989 Plan.

  AGGREGATE OPTION EXERCISES IN 2002 AND FISCAL YEAR END OPTION VALUES

     The following table sets forth information concerning option exercises by our president and chief executive officer and by each named executive officer in 2002 and the number and value of unexercised options held by them at December 31, 2002.

                                                         NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                            SHARES                    OPTIONS AT FISCAL YEAR END       AT FISCAL YEAR END(2)
                          ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                      EXERCISE #     REALIZED $   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     -------------   ----------   -----------   -------------   -----------   -------------
Jeffrey Fishman(1).....        --             --         5,687          3,563         $21,194        $12,284
Mark H. Lundy..........        --             --        15,187          3,563         $39,609        $12,284

---------------

(1) Jeffrey Fishman was elected president and chief operating officer on December 6, 1999. Effective January 1, 2002, Jeffrey Fishman was elected chief executive officer by the board of directors.

(2) The year end values represent the difference between the closing price of the common stock on December 31, 2002 and the exercise price of the options. The closing price of the common stock on the American Stock Exchange on December 31, 2002 was $15.32.

     We did not grant any stock options in the year ending December 31, 2002.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee is composed of three independent non-employee directors. The Compensation Committee is responsible for advising management and the Board of Directors on matters pertaining to compensation arrangements for executive employees, and also is responsible for administration of the Company's stock option plans.

     In 2002 the only officers who were compensated directly by us were Fredric
H. Gould, chairman of the board, Jeffrey Fishman, president and chief executive officer, and Lawrence G. Ricketts, Jr., vice president, acquisitions. Other officers were on the payroll of Gould Investors L.P. (or other affiliated entities) and pursuant to a shared services arrangement between the Company, Gould Investors L.P. and other affiliated entities, payroll expenses were allocated to the Company based on the estimated time devoted by the executive to the Company's affairs in comparison to the estimated time devoted by the executive to the affairs of the other entities which participate in the sharing arrangement. The allocation for payroll expenses of all executive officers of the Company (7 in number) was $421,800 in the aggregate in 2002 and except for Mark H. Lundy, did not exceed $100,000 as to any executive officer. A significant portion of the allocated expenses in 2002 was attributable to time expended by executive officers in connection with the public offering consummated by the Company in May 2002 and time, including legal and accounting activities, attributable to property acquisitions, mortgage financings and joint venture activities.

  COMPENSATION OVERVIEW

     The Compensation Committee has determined that the annual compensation of executive officers compensated by the Company will be composed of three elements: (i) an annual base salary; (ii) an annual bonus; and (iii) a long term component realized through the granting of equity based incentives.

  Base Salary and Bonus

     The determination by the Compensation Committee of base compensation is subjective in nature and is not based on any structured formula. In determining compensation, the Committee looks at comparables in the real estate trust community and takes into account the diligence and expertise which the executive officer demonstrates in managing the Company's business affairs. The Compensation Committee examines, among other things, the asset size of the Company, growth in the Company's asset base, gross revenues, net income, funds from operations, cash distributions paid to common stockholders and the market price of the Company's common stock. None of these factors individually is determinative, but the Compensation Committee examines these measures to arrive at the base annual compensation of the executive officers. As to executive officers not compensated directly by the Company, but whose compensation is allocated to the Company under a shared services agreement, the Committee reviews the amounts allocated to the Company.

     With respect to annual bonuses, the determination by the Compensation Committee is subjective in nature and is not based on any structured plan or formula. The Committee analyzes the Company's progress and success in each year taking into consideration, among other things, the success of the Company's property acquisition program, revenues and the increase thereof, net income, funds from operations, cash distributions to common stockholders and market price of the Company's securities and will determine the appropriateness and amount of a bonus, if any.

  LONG TERM COMPENSATION: EQUITY BOARD INCENTIVES

     Equity based incentives, which are purely discretionary and are not based on any formula, may be granted periodically to provide incentive for the creation of stockholder value over the long term, since the full benefit of the compensation provided for under equity based incentives cannot be realized unless there is an appreciation in the price of the Company's common stock over a specified number of years. Under the existing stock option plan, options are granted at an exercise price equal to the fair market value of the common stock on the date of grant and are exercisable over a number of years with phased in vesting. Stock options are currently the only form of long term incentive provided by the Company. If stockholders approve the 2003 Incentive Plan at the 2003 Annual Meeting, the Company will issue restricted shares to its executives, directors, and employees. The restricted share agreements will provide for five year vesting.

  CEO COMPENSATION

     The Compensation Committee authorized an increase in Mr. Fishman's base annual salary from $250,000 to $275,000 effective January 1, 2003. The Compensation Committee's determination of 2003 base annual salary was based in a significant part on comparables in the real estate investment community, the responsibilities of Mr. Fishman and the Company's performance and activities in 2002. Based on his performance in 2002, the compensation committee has approved payment of a $75,000 bonus to Mr. Fishman, which will be paid and expensed in 2003.

                                          Respectfully submitted,
                                          Compensation Committee
                                          Joseph A. Amato
                                          Charles Biederman
                                          James J. Burns

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain of the members of the Board of Directors and certain of our officers have relationships with BRT Realty Trust and Gould Investors L.P. Gould Investors L.P. currently owns 11.8% of our outstanding common stock and 11.1% of our voting rights. We also own 30,048 common shares of BRT Realty Trust, which is less than 1% of its total voting power. The following describes certain of these relationships:

     - Fredric H. Gould, chairman of our board of directors, is chairman of the board of trustees of BRT Realty Trust and chairman of the board of directors and sole shareholder of the managing general partner of Gould Investors L.P.

     - Matthew J. Gould, a senior vice president and a director, is a senior vice president and trustee of BRT Realty Trust and president of the managing general partner of Gould Investors L.P.

     - Jeffrey A. Gould, a senior vice president and a director, is president, chief executive officer and a trustee of BRT Realty Trust and a vice president of the corporate managing general partner of Gould Investors L.P.

     - David W. Kalish, Simeon Brinberg, Mark H. Lundy and Israel Rosenzweig, each of whom is an executive officer of our company, are also executive officers of BRT Realty Trust and of the corporate managing general partner of Gould Investors L.P. Arthur Hurand, one of our directors is a trustee of BRT Realty Trust.

     Our company and related entities, including Gould Investors L.P. and BRT Realty Trust, occupy common office space and share the use of certain personnel. In 2002 we were allocated, pursuant to a shared services agreement entered into among our Company, Gould Investors L.P., BRT Realty Trust and other entities, $717,000 (including $125,000 attributable to time spent on our public offering completed in May 2002) of common general and administrative expenses, including rent, telecommunication services, computer services, bookkeeping, secretarial and other clerical services and legal and accounting services. This amount includes an aggregate of $421,800, allocated to us for services (primarily legal and accounting), performed by seven executive officers who are not engaged by us on a full time basis, including the amount allocated to us for services rendered by Mark H. Lundy as set forth in the "Summary Compensation Table". In addition we paid $27,300 to the law firm of Brinberg & Lundy, a partnership in which Messrs. Brinberg and Lundy are partners, for services rendered by Mark H. Lundy in connection with our involvement in joint ventures. The allocation of common general and administrative expenses is computed on a quarterly basis and is based on the estimated time devoted by executive, administrative and clerical personnel to the affairs of each participating entity. The services of secretarial personnel generally are allocated on the same basis as that of the executive to whom each secretary is assigned.

     Majestic Property Management Corp., an entity which is 100% owned by the Fredric H. Gould and in which certain of our executive officers are officers, acts as managing agent, mortgage broker, leasing and sales broker and construction supervisor for our Company, related entities (including Gould Investors L.P. and BRT Realty Trust) and unrelated entities. In 2002, we paid to Majestic Property Management Corp. an aggregate of $64,500 as follows:

     - brokerage fees of $33,500 relating to a mortgage in the principal amount of $3.35 million placed on one of our properties;

     - leasing commissions of $16,000;

     - management fees of $15,000 relating to properties that we own.

     The fees paid to Majestic Property Management Corp. were approved by our board of directors, including a majority of the independent directors, and were based on the fees which would be charged by unaffiliated persons for comparable services in the geographic area in which the properties for which the fees paid were located.

     A management fee equal to 1% of the rent paid to our movie theater joint ventures by its tenants is paid to Majestic Property Management Corp. under management agreements negotiated by Majestic Property

Management Corp. with our joint ventures and joint venture partners. The total management fee for 2002 was $48,000. In addition, in accordance with an agreement negotiated by Majestic Property Management Corp. with one of our movie theater joint ventures, a brokerage fee of $144,500 relating to a mortgage in the principal amount of $28.9 million was paid to Majestic Property Management Corp. by the movie theater joint venture in which we have a 25% equity interest.

     Fredric H. Gould received compensation in 2002 of $220,863 from Majestic Property Management Corp. Jeffrey Gould, Matthew Gould, Israel Rosenzweig, Simeon Brinberg, David Kalish and Mark Lundy, officers of our Company, received fees from Majestic Property Management Corp. in 2002 of $166,006, $153,506, $166,005, $32,046, $32,046, and $57,596, respectively.

     Jeffrey Fishman, our President and Chief Executive Officer devotes substantially all of his time to the affairs of the Company. Mr. Fishman also provides consulting services to several service oriented companies owned by Fredric H. Gould. In 2002, Mr. Fishman received consulting fees of $209,350 from these service oriented entities for services rendered, of which $50,678 was paid by Majestic Property Management Corp. The officers referred to in the immediately preceding paragraph received consulting fees from the service oriented companies owned by Fredric H. Gould. None of these entities other than Majestic Property Management Corp. provides services to us.

     During December 1999 and January and February of 2000, we made three loans aggregating $240,000 to Mr. Fishman. These loans were made for the express purpose of providing funds to Mr. Fishman for his purchase of shares of our Common Stock in the open market and were agreed upon by us in connection with the negotiations pertaining to Mr. Fishman's employment by us as president. He was elected president and chief operating officer on December 6, 1999 and was designated chief executive officer effective January 1, 2002. No advances were made under the loan during 2002. The largest amount outstanding under the loan to Mr. Fishman during 2002 was $167,112. As of April 15, 2003, $164,000 is outstanding under the loans. The indebtedness matures in December, 2004. The loans, which bear interest at the prime rate are secured by shares of our common stock purchased by Mr. Fishman with the loan proceeds and are personally guaranteed by Mr. Fishman and his wife.

     Mr. Fishman's wife currently owns a 5% equity interest in a limited liability company in which we own a 95% interest. The limited liability company owns a 66,000 square foot office building located in Brooklyn, New York. Mrs. Fishman acquired her interest in this limited liability company prior to the time Mr. Fishman became our employee.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of our shares, to file Initial Reports of Ownership and Reports of Changes in Ownership with the Securities and Exchange Commission ("SEC") and the American Stock Exchange. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. We prepare and file the requisite forms on behalf of our executive officers and directors. Based on a review of information supplied to us by our executive officers, directors and 10% beneficial owners, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and 10% beneficial owners with respect to fiscal 2002 were met.

                               PERFORMANCE GRAPH

     The following graph compares the performance of our Common Stock with the Standard & Poor's 500 Stock Index, the American Stock Exchange Market Value Index and a peer group index of publicly traded equity REIT's prepared by National Association of Real Estate Investment Trusts. The graph assumes $100.00 was invested on December 31, 1997 in our Common Stock and assumes the reinvestment of dividends.

                              [PERFORMANCE GRAPH]

                            CUMULATIVE TOTAL RETURN

                                            12/97    12/98    12/99    12/00    12/01    12/02
                                            ------   ------   ------   ------   ------   ------
One Liberty Properties, Inc...............  100.00    95.09   109.45   101.83   153.38   170.73
S&P 500...................................  100.00   128.58   155.64   141.46   124.65    97.10
AMEX Market Value.........................  100.00   100.64   128.10   131.13   123.81   120.42
NAREIT Equity.............................  100.00    82.50    78.69    99.43   113.29   117.61

                             ADDITIONAL INFORMATION

     As of the date of this proxy statement, we do not know of any business that will be presented for consideration at the meeting other than the items referred to in the Notice of the Meeting. If any other matter is properly brought before the meeting for action by stockholders, the holders of the proxies will vote and act with respect to the business in accordance with their best judgment. Discretionary authority to do so is conferred by the enclosed proxy.

                                          By order of the Board of Directors
                                          Mark H. Lundy,
                                          Secretary

Great Neck, NY
April 28, 2003

                                   EXHIBIT A
                          ONE LIBERTY PROPERTIES, INC.
                              2003 INCENTIVE PLAN

     1. Purpose. The purpose of the One Liberty Properties, Inc. 2003 Incentive Plan is to advance the interests and promote the success of One Liberty Properties, Inc. by providing an opportunity to selected employees, officers, directors and consultants of the Company to purchase shares of Common Stock $1.00 par value, of the Company and to receive stock awards provided for in the Plan. By encouraging such share ownership, the Company seeks to attract, retain and motivate employees, officers, directors, and consultants of experience and ability. It is intended that this purpose will be effected by the granting of the following share-based incentives: (a) Non-statutory Stock Options; (b) Incentive Stock Options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended; and (c) Restricted Shares.

     Definitions. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural).

     "Affiliate" of the Company means any corporation, partnership, or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.

     "Agreement" means a stock option agreement, Restricted Shares agreement, or an agreement evidencing more than one type of Award, as any such Agreement may be supplemented or amended from time to time.

     "Approved Transaction" means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the shareholders of the Company) shall approve (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of Common Stock would be changed or converted into or exchanged for cash, securities, or other property, other than any such transaction in which the holders of shares of Common Stock of the Company immediately prior to such transaction have the same proportionate ownership of the common stock of, and voting power with respect to, the surviving entity immediately after such transaction, (ii) any merger, consolidation, or binding share exchange to which the Company is a party as a result of which the Persons who are holders of shares of Common Stock of the Company immediately prior thereto have less than a majority of the combining voting power of the outstanding capital stock of the surviving entity ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation, or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.

     "Award" means a grant of Options and/or Restricted Shares under this Plan.

     "Board" means the Board of Directors of the Company.

     "Board Change" means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of the period.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

     "Committee" means the committee of the Board appointed to administer the Plan.

     "Common Stock" means shares of Common Stock, $1.00 par value of the Company.

     "Company" means One Liberty Properties, Inc., a Maryland corporation.

     "Control Purchase" means any transaction (or series of related transactions) in which (i) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation, or other entity (other than the Company, any Subsidiary of the Company, or any employee benefit plan sponsored by the

Company or any Subsidiary of the Company) shall purchase any shares of Common Stock of the Company (or securities convertible into shares of Common Stock of the Company) for cash, securities, or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board, or (ii) any person (as such term is so defined), corporation, or other entity (other than the Company, any Subsidiary of the Company, any employee benefit plan sponsored by the Company or any Subsidiary of the Company or any Exempt Person (as defined below)) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company's securities), other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, "Exempt Person" means each of (i) the Chairman of the Board as of June 23, 2003, and (ii) the respective family members, estates, and heirs of an Exempt Person and any Company or other investment vehicle for the primary benefit of any Exempt Person or their family members or heirs. As used with respect to any Person, the term "family member" means the spouse, siblings, and lineal descendants of such Person and lineal descendants of siblings.

     "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     "Domestic Relations Order" means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder.

     "Effective Date" means June 23, 2003, the date on which the shareholders of the Company approved the Plan and the date on which the Plan became effective.

     "Equity Security" shall have the meaning ascribed to such term in Section 3(a) (11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

     "Fair Market Value" of shares of Common Stock on any day means the last sale price (or, if no last sale price is reported, the average of the high bid and low asked prices) for a share of Common Stock on such day (or, if such day is not a trading day, on the next preceding trading day) as reported on the principal national securities exchange on which shares of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as reported on Nasdaq or, if such shares are not then listed or quoted on Nasdaq, then as quoted by the National Quotation Bureau Incorporated. If for any day the Fair Market Value of a share of Common Stock is not determinable by any of the foregoing means, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.

     "Holder" means a Person who has received an Award under this Plan.

     "Incentive Stock Option" means an Option intended to meet the requirements of Section 422 of the Code.

     "Nasdaq" means The Nasdaq Stock Market.

     "Non-statutory Stock Option" mean an option not intended to meet the requirements of Section 422 of the Code.

     "Option" means either Incentive Stock Options meeting the requirements of
Section 422 of the Code or Non-statutory Stock Options which are not intended to meet the requirements of Section 422 of the Code.

     "Person" means an individual, corporation, limited liability company, partnership, company, incorporated or unincorporated association, joint venture or other entity of any kind.

     "Plan" means this One Liberty Properties, Inc. 2003 Incentive Plan.

     "Restricted Shares" means shares of Common Stock awarded pursuant to paragraph 9 which are subject to a Restriction Period.

     "Restriction Period" means a period of time beginning on the date of each Award of Restricted Shares and ending on the Vesting Date with respect to such Award.

     "Subsidiary" of a Person means any present or future subsidiary (as defined in Section 424(f) of the Code) of such Person or any business entity in which such Person owns, directly or indirectly, 50% or more of the voting, capital, or profits interests. An entity shall be deemed a subsidiary of a Person for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

     "Vesting Date", with respect to any Restricted Shares awarded hereunder, means the date on which such Restricted Shares cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such award of Restricted Shares. If more than one Vesting Date is designated for an award of Restricted Shares, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

     3. Shares Subject to the Plan. (a) The maximum number of shares of Common Stock with respect to which Awards may be granted under the Plan shall not exceed 275,000 shares of Common Stock, subject to adjustment as provided in paragraph 3(b) hereof. Any share of Common Stock subject to an Award which for any reason (i) expires, is cancelled or is forfeited prior to becoming vested, or (ii) is terminated unexercised, shall again be available for purposes of the Plan. The shares of Common Stock delivered pursuant to Awards granted under the Plan may, in whole or in part, be authorized but unissued shares, treasury shares, or any other issued shares subsequently reacquired by the Company, including shares purchased in the open market.

     (b) If the Company subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock dividend, stock split, reclassification, or otherwise) or combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock (by reverse stock split, reclassification, or otherwise) or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase shares of Common Stock, or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions, adjustments with respect to which shall be governed by paragraph 10(b)) affects any shares of Common Stock, so that an adjustment is required to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee, in its sole discretion and in such manner as the Committee may deem equitable and appropriate, may make such adjustments to any or all of (i) the number and kind of shares of stock which thereafter may be awarded, optioned, or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares of stock subject to outstanding Awards, and (iii) the purchase or exercise price with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. Notwithstanding the foregoing, if all shares of Common Stock are redeemed, then each outstanding Award shall be adjusted to substitute for the shares subject thereto the kind and amount of cash, securities or other assets issued or paid in the redemption of the equivalent number of shares of Common Stock and otherwise the terms of such Award, including in the case of Options or similar rights, the total exercise price shall remain constant before and after the substitution (unless otherwise determined by the Committee and provided in the applicable Agreement). The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this paragraph 3(b).

     4. Administration. The Plan shall be administered by the Compensation Committee of the Board unless a different committee is appointed by the Board. The Board may from time to time appoint members of the Committee in substitution for and in addition to members previously appointed and may fill vacancies and may remove members of the Committee. All of the members of the Committee must be Directors of the

Company. Notwithstanding the foregoing, the Board may at any time exercise all rights, duties and responsibilities of the Committee, but excluding matters which under any applicable law, rule or regulation, including Rule 16b-3 under the Exchange Act or Section 162(m) of the Code (to the extent the Committee intends that such matter qualify thereunder), are required to be determined in the sole discretion of the Committee. Subject to the provisions of the Plan, the Committee shall have full power and discretion to construe and interpret the Plan and any Agreement or instrument entered into under the Plan, and to establish, amend and rescind rules and regulations for its administration; to accelerate the vesting or exercisability of any Award; to amend the terms and conditions of any outstanding Award (subject to the provisions of paragraph 10(j); or to offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish and communicate to the participant at the time such offer is made. Any decisions made by the Committee pursuant to the authority granted to it hereunder shall be final and binding on the Company, the participants and all other persons. The Committee shall have the power and authority to grant to eligible Persons under paragraph 5 of the Plan Options and/or Restricted Shares, to determine, the terms and conditions of all Awards so granted (which need not be identical), including, the Persons to whom Awards shall be granted, and the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee shall take into account the nature of the services rendered by the employees, officers, directors or consultants, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion deems relevant.

     5. Eligible Persons. In its sole discretion, the Committee may grant (i) Incentive Stock Options, Non-statutory Stock Options and Restricted Shares, or any combination of the foregoing, to such employees, officers, directors and consultants providing services to the Company or its Subsidiaries as are selected by the Committee. The maximum number of shares of Common Stock with respect to which Options may be granted to any otherwise eligible Person under this Plan during any calendar year shall be 20,000 shares, and the maximum number of shares of Common Stock with respect to which all other Awards may be granted to any otherwise eligible Person under this Plan during any calendar year shall be 15,000, in each case, subject to adjustment as provided in Paragraph 3(b) hereof.

     6. Duration of the Plan. The Plan shall terminate ten years from the effective date of this Plan, unless terminated earlier pursuant to paragraph 10(j) hereof, and no Awards may be granted thereafter.

     7. Stock Options. (a) Subject to the limitations of the Plan, the Committee shall designate from time to time those eligible Persons to be granted Options, the time when each Option shall be granted to such eligible Persons, the number of Beneficial Shares subject to such Options, and, subject to paragraph 7(b), the purchase price of the Beneficial Shares subject to such Option.

     (b) The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and subject to paragraph 8 hereof may be more than, less than, or equal to the Fair Market Value of the Beneficial Shares subject to the Option as of the date the Option is granted.

     (c) Subject to the provisions of the Plan with respect to death, retirement, and termination of employment and subject to paragraph 8 hereof, the term of each Option shall be for such period as the Committee shall determine as set forth in the applicable Agreement.

     (d) An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and this Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).

     (e) (i) An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by paragraph 10(l) shall be determined by the Committee and may consist of (A) cash, (B) check, (C) whole shares of Common Stock, or (D) any combination of the foregoing methods of payment. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate.

     Unless otherwise determined by the Committee and provided in the applicable Agreement, any shares of Common Stock, delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of Common Stock, withheld for payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.

     The Company shall effect the issuance or transfer of the shares of Common Stock, purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price thereof and of any amounts required by paragraph 10(l), and within a reasonable time thereafter, such issuance or transfer shall be evidenced on the books of the Company. Unless otherwise determined by the Committee and provided in the applicable Agreement,
(A) no Holder or other Person exercising an Option shall have any of the rights of a shareholder of the Company with respect to shares subject to an Option granted under the Plan until due exercise and full payment has been made, and
(B) no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.

     (f) Unless otherwise determined by the Committee and provided in the applicable Agreement, Options shall not be transferable other than by will or the laws of descent and distribution or pursuant to a Domestic Relations Order, and, except as otherwise required pursuant to a Domestic Relations Order, Options may be exercised during the lifetime of the Holder thereof only by such Holder (or his or her court-appointed legal representative).

     8. Restrictions on Options. (a) The aggregate Fair Market Value of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If an Incentive Stock Option is granted pursuant to which the aggregate Fair Market Value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds the aforementioned $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation shall be treated as a Non-statutory Stock Option pursuant to
Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other share option plan of the Company or any parent or Subsidiary of the Company which is also intended to comply with the provisions of Section 422 of the Code, the $100,000 limitation shall, to the extent provided under Section 422 of the Code, apply to the aggregate number of shares for which Incentive Stock Options may be granted under all such plans.

     (b) Subject to the conditions in paragraph 8(c) hereof, if applicable, the purchase price per share payable upon the exercise of each Incentive Stock Option granted hereunder shall be as determined by the Committee in its discretion, and shall be at least 100% of the Fair Market Value on the date of grant.

     (c) If any participant is on the date of grant the owner of shares (as determined under Sections 422(b)(6) and 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of shares of the Company or any parent or Subsidiary of the Company, then the option price per share subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value, and the term of the option shall not exceed five years after the date of such grant.

     (d) The purchase price per share payable upon the exercise of each non-statutory Option granted hereunder shall be determined by the Committee in its discretion, and shall be at least 85% of the Fair Market Value on the date of grant.

     9. Restricted Shares. (a) Subject to the limitations of the Plan, the Committee shall designate those eligible Persons to be granted awards of Restricted Shares, and shall determine the time when each such Award shall be granted. Shares of Common Stock covered by awards of Restricted Shares will be issued at the beginning of the Restriction Period. The Committee shall designate the Vesting Date or Vesting Dates for each award of Restricted Shares, and may prescribe other restrictions, terms, and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of

Restricted Shares shall be made for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this paragraph 9(a) shall be specified in the Agreement.

     (b) The stock certificate or certificates representing Restricted Shares shall be registered in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, certificates representing the Restricted Shares shall bear a restrictive legend to the effect that ownership of the Restricted Shares, and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms, and conditions provided in the Plan and the applicable Agreement. Such certificates shall remain in the custody of the Company or its designee, and the Holder shall deposit with the custodian stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Shares that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Agreement.

     (c) Restricted Shares shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain cash dividends and cash distributions paid or distributed on such Restricted Shares by the Company in the ordinary course of its business as a real estate investment trust, and to exercise all other rights, powers, and privileges of a Holder of shares of Common Stock with respect to such Restricted Shares; except, that, unless otherwise determined by the Committee and provided in the applicable Agreement,
(i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (ii) the Company or its designee will retain custody of the stock certificate or certificates representing the Restricted Shares during the Restriction Period as provided in paragraph 9(b) above; (iii) other than cash dividends and cash distributions as provided in this paragraph 9(c) above and as the Committee may designate, the Company or its designee will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting, and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid, or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (iv) the Holder may not sell, assign, transfer, pledge, exchange, encumber, or dispose of the Restricted Shares or any Retained Distributions or his interest in any of them during the Restriction Period; and (v) a breach of any restrictions, terms, or conditions provided in the plan or established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Restricted Distributions with respect thereto.

     (d) On the Vesting Date with respect to each award of Restricted Shares and the satisfaction of any other applicable restrictions, terms, and conditions,
(i) all or the applicable portion of such Restricted Shares shall become vested, and (ii) any Retained Distributions with respect to such Restricted Shares shall become vested to the extent that the Restricted Shares related thereto shall have become vested, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares, and Retained Distributions, that shall not become vested shall be forfeited to the Company, and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares and Retained Distributions, that shall have been so forfeited.

     10. General Provisions. (a) If a Holder's employment or other relationship with the Company shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule, or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option, each outstanding Option granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested.

     (b) In the event of any Approved Transaction, Board Change or Control Purchase, notwithstanding any contrary waiting period, installment period, vesting schedule, or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option, each such outstanding Option granted under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby; and (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, the Committee may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction if effective provision has been made for the taking of such action which, in the opinion of the Committee, is equitable and appropriate to substitute a new Award for such Award or to assume such Award and to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash, or other assets into or for which the shares of Common Stock may be changed, converted, or exchanged in connection with the Approved Transaction.

     (c) If a Holder's employment shall terminate prior to the complete exercise of an Option or during the Restriction Period with respect to any Restricted Shares, then such Option shall thereafter be exercisable, and the Holder's rights to any unvested Restricted Shares and Retained Distributions, shall thereafter vest, in each case solely to the extent provided in the applicable Agreement; provided, however, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Option may be exercised after the scheduled expiration date thereof; (ii) the Option shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option); and (iii) any termination of the Holder's employment for cause will be treated in accordance with the provisions of paragraph 10(d).

     (d) If a Holder's employment with the Company or a Subsidiary of the Company shall be terminated by the Company or such Subsidiary during the Restriction Period with respect to any Restricted Shares, or prior to the exercise of any Option for cause (for these purposes, cause shall have the meaning ascribed thereto in any employment agreement to which such Holder is a party or, in the absence thereof, shall include, but not limited to, insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind, and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity); provided, however, that if such termination occurs within 12 months after an Approved Transaction or Control Purchase or Board Change, termination for cause shall mean only a felony conviction for fraud, misappropriation, or embezzlement), then, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) all Options shall immediately terminate and (ii) such Holder's rights to all Restricted Shares and Retained Distributions, shall be forfeited immediately.

     (e) Unless otherwise determined by the Committee and provided in the applicable Agreement, Awards made under the Plan shall not be affected by any change of employment so long as the Holder continues to be an employee of the Company or any Subsidiary of the Company.

     (f) Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any Subsidiary of the Company to terminate the employment of the Holder at any time, with or without cause, subject, however, to the provisions of any employment agreement between the Holder and the Company or any Subsidiary of the Company.

     (g) Except as set forth herein, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance, or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the Person entitled to such benefits.

     (h) Each grant of an Option under the Plan shall be evidenced by a stock option agreement; and each award of Restricted Shares shall be evidenced by a restricted shares agreement; each in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Committee from time to time shall approve; provided, however, that if more than one type of Award is made to the same Holder, such Awards may be evidenced by a single Agreement with such Holder. Each grantee of an Option or Restricted Shares shall be notified promptly of such grant, and a written Agreement shall be promptly executed and delivered by the Company. Any such written Agreement may contain (but shall not be required to contain) such provisions as the Committee deems appropriate (i) to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company or (ii) to provide cash payments to the Holder to mitigate the impact of such penalty provisions upon the Holder. Any such Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by paragraph 10 (j) (ii).

     (i) Each Person who shall be granted an Award under the Plan may designate a beneficiary or beneficiaries and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such Person.

     (j) (i) Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the tenth anniversary of the Effective Date. The Plan may be terminated at any time prior to the tenth anniversary of the Effective Date and may, from time to time, be suspended or discontinued or modified or amended if such action is deemed advisable by the Committee.

     (ii) No termination, modification or amendment of the Plan may, without the consent of the Person to whom any Award shall theretofore have been granted, adversely affect the rights of such Person with respect to such Award. No modification, extension, renewal, or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan, the Committee may amend outstanding Agreements with any Holder, including, without limitation, any amendment which would (A) accelerate the time or times at which the Award may be exercised and/or (B) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder's consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and grant a new Award in substitution therefore, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this paragraph 10(j)(ii) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time or impair the enforceability of any such provision.

     (k) The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules, and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the shares of Common Stock may be listed or quoted. For so long as any shares of Common Stock are registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect until the Securities Act of 1933 with respect to all shares of Common Stock that may be issued to Holders under the Plan and
(ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.

     (l) The Company's obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state, and local tax withholding requirements. Federal, state, and local withholding tax due at the time of an Award, upon the exercise of any Option or upon the vesting of, or expiration of restrictions with respect to, Restricted Shares may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions as the Committee shall determine.

If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of, all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state, or local taxes of any kind required to be withheld by the Company with respect to such Award.

     (m) The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

     (n) By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation, or bonus in determining the amount of any payment under any pension, retirement, or other employee benefit plan, program, or policy of the Company or any Subsidiary of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary of the Company.

     (o) Neither the Company nor any Subsidiary of the Company shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an "unfunded" plan of the Company. Neither the Company nor any Subsidiary of the Company shall, by any provisions of the Plan, be deemed to be a Company of any shares of Common Stock or any other property, and the liabilities of the Company and any Subsidiary of the Company to any employee pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any employee, former employee, or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary of the Company as the case may be. In its sole discretion, the Board may authorize the creation of Company or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such Company or other arrangements is consistent with the unfunded status of the Plan.

     (p) The Plan shall be governed by, and construed in accordance with, the laws of the State of Maryland.

     (q) The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary of the Company, as the case may be, and any such delivery or payments shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Paragraph 10(l).

     (r) Each certificate evidencing shares of Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions, or restrictions of the Award applicable to such shares, including, without limitation, any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.

     (s) The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations, or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell, or otherwise dispose of all or any part of its business or assets.

                        ONE LIBERTY PROPERTIES, INC.
                PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 23, 2003
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 PREFERRED STOCK

      The undersigned hereby appoints Simeon Brinberg and Mark H. Lundy, as Proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of $16.50 Cumulative Convertible Preferred Stock of One Liberty Properties, Inc. held of record by the undersigned on April 24, 2003 at the Annual Meeting of Stockholders to be held on June 23, 2003 or any adjournments thereof.

                       (TO BE SIGNED ON REVERSE SIDE)
--------------------------------------------------------------------------------
TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-PROXIES (776-9437) and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS
                       ---------------------

                           1.    Election of three Directors

                                 [ ]  FOR THE NOMINEES   [ ]   WITHHOLD AUTHORITY
                                                               TO VOTE FOR NOMINEE

                                 Nominees: James J. Burns, Fredric H. Gould, Arthur Hurand.

                                 [ ]   INSTRUCTIONS:  To withhold
                                  authority to vote for a nominee, place an
                                 "X" in the "Withhold Authority" box and
                                 strike a line through the nominee's name.

For   Against     Abstain  2.    Approval of the One Liberty
                                 Properties, Inc. 2003 Incentive Plan.

[ ]    [ ]         [ ]

For   Against     Abstain  3.    Appointment of Ernst & Young LLP as
                                 independent auditor for the year ending
                                 December 31, 2003.

[ ]    [ ]         [ ]

                           4.    In their discretion, the Proxies are authorized to
                                 vote upon such other business as may properly come
                                 before the meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE:

                        Dated:________________________________, 2003


                        ________________________________________L.S.


                        ________________________________________L.S.

                                    (NOTE:  PLEASE SIGN EXACTLY, AS YOUR
                                    NAME APPEARS HEREON.  EXECUTORS,
                                    ADMINISTRATORS, DIRECTORS, ETC. SHOULD
                                    INDICATE WHEN SIGNING, GIVING FULL
                                    TITLE AS SUCH.  IF SIGNER IS A
                                    CORPORATION, EXECUTE IN FULL CORPORATE
                                    NAME BY AUTHORIZED OFFICER.  IF SHARES
                                    ARE HELD IN THE NAME OF TWO OR MORE
                                    PERSONS,  ALL SHOULD SIGN.)

                        ONE LIBERTY PROPERTIES, INC.
                PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 23, 2003
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                  COMMON STOCK

      The undersigned hereby appoints SIMEON BRINBERG AND MARK H. LUNDY, as Proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock, $1.00 par value per share, of One Liberty Properties, Inc. held of record by the undersigned on April 24, 2003 at the Annual Meeting of Stockholders to be held on June 23, 2003 or any adjournments thereof.

                       (TO BE SIGNED ON REVERSE SIDE)
--------------------------------------------------------------------------------
TO VOTE BY MAIL
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY) Please call toll-free 1-800-PROXIES (776-9437) and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at www.voteproxy.com and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS
                       ----------------------

                           1.    Election of three Directors

                                 [ ]  FOR THE NOMINEES   [ ]   WITHHOLD AUTHORITY
                                                               TO VOTE FOR NOMINEE

                                 Nominees: James J. Burns, Fredric H. Gould, Arthur Hurand.

                                 [ ]   INSTRUCTIONS:  To withhold
                                  authority to vote for a nominee, place an
                                 "X" in the "Withhold Authority" box and
                                 strike a line through the nominee's name.

For   Against     Abstain  2.    Approval of the One Liberty
                                 Properties, Inc. 2003 Incentive Plan.

[ ]    [ ]         [ ]

For   Against     Abstain  3.    Appointment of Ernst & Young LLP as
                                 independent auditor for the year ending
                                 December 31, 2003.

[ ]    [ ]         [ ]

                           4.    In their discretion, the Proxies are authorized to
                                 vote upon such other business as may properly come
                                 before the meeting.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE:

                              Dated:________________________________, 2003


                              ________________________________________L.S.


                              ________________________________________L.S.

                                    (NOTE:  PLEASE SIGN EXACTLY, AS YOUR
                                    NAME APPEARS HEREON.  EXECUTORS,
                                    ADMINISTRATORS, DIRECTORS, ETC. SHOULD
                                    INDICATE WHEN SIGNING, GIVING FULL
                                    TITLE AS SUCH.  IF SIGNER IS A
                                    CORPORATION, EXECUTE IN FULL CORPORATE
                                    NAME BY AUTHORIZED OFFICER.  IF SHARES
                                    ARE HELD IN THE NAME OF TWO OR MORE
                                    PERSONS,  ALL SHOULD SIGN.)